UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702_

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/17 is included with this Form.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/17 is included with this Form.

Semi-Annual Report
September 30, 2017

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00196560

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2017.
During the semi-annual period, the broad small-cap equity market generated a robust positive return, while the broader U.S. equity and fixed income markets lagged but also generated positive returns. The semi-annual period was highlighted by each of the Funds being recognized for both their long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended September 30, 2017 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small-cap growth category among 597 funds as of September 30, 2017 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i Further, we are pleased that the Value Line Small Cap Opportunities Fund, Inc. continued to be named as a FidelitySM Fund Pick.

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended September 30, 2017 (allocation 50% to 70% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation 50% to 70% equity category among 725 funds as of September 30, 2017 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2017, especially given the newsworthy events of the semi-annual period.
Economic Review
Investors who reached for return in the capital markets during the semi-annual period were generally well-rewarded in the “risk on” environment that dominated. The U.S. equity market, as represented by the S&P 500® Index3, grew 7.7%, and within fixed income, long-dated corporate bonds were a clear winner, with the Bloomberg Barclays U.S. Long Corporate Bond Index4 returning 7.0%. Conversely, reduced-risk bonds, such as U.S. Treasuries, posted more muted returns, with the Bloomberg Barclays U.S. Treasury Index5 returning just 1.6% for the annual period.
Supporting this “risk on” environment was a backdrop of slow but accelerating economic growth and low inflation both at home and globally. For the second quarter of 2017, U.S. Gross Domestic Product (GDP) registered 3.1% on an annualized basis, stronger than the 1.2% annualized growth rate of the first calendar quarter and the fastest rate since the first quarter of 2015. The boost to growth came from stronger than expected consumer spending, which is usually the biggest contributor to the economy. While many economists anticipate that third quarter 2017 GDP may be impacted by the hurricanes that slammed the south coast of the U.S., most anticipate the dip to be made up in the subsequent quarters as damage is repaired and rebuilding begins.
The labor market was generally healthy during the semi-annual period. U.S. unemployment fell from 4.5% in March 2017 to 4.2% in September 2017, the lowest rate since February 2001. Nonfarm payroll gains averaged 174,000 (excluding the latest reading for September 2017, which was distorted by the impact from Hurricanes Harvey, Irma and Maria). Despite this labor market strength, average hourly earnings gains did not grow substantially, averaging between 2.5% and 2.7% for the six-month period. Manufacturing was strong, as the September 2017 ISM Manufacturing report showed an increase to 60.8, the highest level in a number of years. Even with the improvement in these economic indicators, inflation remained tame and below the expectations of the Federal Reserve (the “Fed”). The most important indicator of inflation, which the Fed closely follows, the core Personal Consumption Expenditure Index, which excludes food and energy, averaged a low annualized rate of 1.3% for the semi-annual period (latest data available as of September 30, 2017).
Against this backdrop, the Fed continued to tighten U.S. monetary policy, raising the federal funds rate for the second time this year and for only the fourth time since December 2015 — by 25 basis points — in June 2017. (A basis point is 1/100th of a percentage point.) The Fed acknowledged inflation had not met its expectations but cited the strong job market for its decision. The Fed also indicated it was about to embark on a program reducing the emergency quantitative easing policy put in place to help the U.S. economy recover from the 2008 meltdown. This program is widely anticipated to create more restrictive monetary conditions going forward.
Developments on the political and geopolitical front also affected the capital markets broadly and interest rates more specifically during the semi-annual period. Heightened tensions with North Korea over its aggressive display of nuclear capabilities caused interest rates to decline, as investors sought the safety of high grade fixed income securities. However, toward the end of the semi-annual period, the current Administration announced a tax reform plan, which if passed, may potentially increase economic

President’s Letter (unaudited) (continued)

growth. Interest rates rose in response to the proposal, as such a growth package also has the potential to push up inflation and the U.S. budget deficit. Finally, Fed Chair Janet Yellen’s term is about to end in February 2018. The uncertainty surrounding the Administration’s pending decision as to whether she will be reappointed or replaced put further pressure on interest rates as the semi-annual period came to a close. All that said, it must be noted that despite all the economic and political pressures, U.S. interest rates remained remarkably stable, with short-term rates rising only slightly and longer-term rates actually declining modestly.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 7.7% during the six months ended September 30, 2017, rallying despite political and geopolitical uncertainties and further Fed tightening.
Strong corporate earnings growth and favorable economic conditions helped drive U.S. equity markets to solid gains in the second calendar quarter, and global equity markets joined the rally on improving economic growth and support from central banks. Investors focused on earnings and on a pickup in certain economic sectors to move stock prices higher. In the third calendar quarter, despite multiple major hurricanes, increasingly strained relations with North Korea and several persistent reasons for caution, investors appeared willing to look on the bright side and move equity shares to substantial gains. It seemed that positive economic news, solid corporate earnings growth, still relatively low interest rates and rising expectations for business-friendly policies more than offset ongoing concerns about high valuations in several market sectors, doubts about the effects of less accommodative stances by central banks in the U.S. and abroad and questions surrounding the ability of the current Administration’s ability to deliver on its policy agenda.
For the semi-annual period overall, small-cap stocks within the U.S. equity market performed best, followed by large-cap and then mid-cap stocks, which still posted solid positive returns. Growth stocks significantly outperformed value stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, 10 of the 11 posted positive returns, but there was notable divergence. The information technology and health care sectors performed best, each generating double-digit gains. The financials, industrials and materials sectors also outpaced the S&P 500® Index for the semi-annual period. Telecommunication services was the weakest sector during the semi-annual period, generating a modestly negative return. Consumer staples and energy were also comparatively weak, each eking out only a modestly positive return for the semi-annual period.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index6, posted a return of 2.3% during the semi-annual period, significantly lagging the performance of the broad U.S. equity market.
Fixed income investors were generally focused during the semi-annual period on accelerating economic growth, changing central bank monetary policy and geopolitical events — both in the U.S. and abroad. During the second calendar quarter, the Fed raised interest rates once, while the European Central Bank, the Bank of Japan and the Bank of England left their respective monetary policies unchanged. Political risks appeared to recede on the centrist candidate’s victory in the French presidential election. During the third quarter of 2017, the Fed kept its monetary policy unchanged but unveiled its plans to reverse quantitative easing and reduce the substantial monetary accommodation it has provided the economy for the last decade or so. This prompted a hawkish market reaction, with yields on U.S. Treasuries rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The Bank of England noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the Bank of Canada surprised the markets with two consecutive rate hikes.
For the semi-annual period overall, most spread, or non-government, bond sectors outperformed U.S. Treasuries. High yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds outperformed U.S. Treasuries most, followed by commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities.
The U.S. Treasury yield curve flattened during the semi-annual period, as yields on shorter-term maturities rose in response to the increase in the targeted federal funds rate while yields on intermediate- and longer-term maturities declined. The yield on the two-year U.S. Treasury note increased approximately 20 basis points to end the semi-annual period at 1.47%. The yield on the bellwether 10-year U.S. Treasury declined approximately six basis points to end the semi-annual period at 2.33%, and the yield on the 30-year U.S. Treasury dropped approximately 16 basis points to end the semi-annual period at 2.86%.
* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (597 funds), 5-year (532 funds), 10-year (399 funds) and overall (597 funds) periods ended September 30, 2017. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2017.

ii
For Value Line Asset Allocation Fund, Inc.: Five-star rating for 3-year (725 funds); four-star rating for 5-year (664 funds); 10-year (458 funds) and overall (725 funds) periods ended September 30, 2017. All in the allocation 50% to 70% equity category. Morningstar Return: Above Average for the 5-year, 10-year and overall periods ended September 30, 2017; High for the 3-year period ended September 30, 2017.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays U.S. Long Corporate Bond Index measures the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Bloomberg Barclays U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt, issued by U.S. and non-U.S. industrial, utility, and financial institutions.

5
The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

6
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
Under normal circumstances, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations. A portion of the Fund’s assets may also be invested in stocks of U.S.mid-market capitalization companies. While the Fund is actively managed by the Adviser, the Adviser relies generally on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”). The Adviser has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 7.22% during the six months ended September 30, 2017. This compares to the 8.27% return of the Fund’s benchmark, the Russell 2000® Index1, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While absolute returns were solid, the Fund underperformed the Russell 2000® Index during the six-month reporting period due primarily to stock selection. The semi-annual period was a particularly strong one for small-cap stocks, and the Fund lagged because of its emphasis on higher quality, less volatile holdings. Partially offsetting this headwind was the fact that growth-oriented stocks outperformed value-oriented stocks during the semi-annual period. This supported the Fund’s relative results, as the Fund’s portfolio leans more to growth than to value.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in every sector during the semi-annual period except energy and consumer staples, while the Fund had absolute gains in every sector in which it was invested.
Relative to the Russell 2000® Index, both stock selection in and having an underweighted allocation to the strongly performing health care sector detracted most from the Fund’s results. The Fund was underweighted health care largely because it has few holdings in the volatile biotechnology industry, which generated robust returns during the semi-annual period. The Fund was also hurt by weak stock selection in the consumer discretionary and utilities sectors.
Partially offsetting these detractors was the positive contribution of having no exposure to energy, which was among the weakest sectors in the Russell 2000® Index during the semi-annual period, generating a double-digit negative return. The Fund also benefited from effective stock selection in the financial services, real estate and information technology sectors, where in each case the Fund earned double-digit gains versus the single-digit gains of the Russell 2000® Index.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were specialty electrical equipment and components manufacturer AZZ, casual dining restaurants owner and franchiser Buffalo Wild Wings and lighting and control systems producer Acuity Brands. Shares of each experienced double-digit declines during the semi-annual period, hurt by weaker than expected growth in company operations.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were loan provider Lending Tree, aerospace products and services company Heico and electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies. Each of these companies saw double-digit share price increases during the semi-annual period, helped by strong gains in revenues and earnings.
How did the Fund use derivatives and similar instruments during the six-month reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

Did the Fund make any significant purchases or sales during the six-month period?
During the semi-annual period, we initiated Fund positions in ILG, which is a vacation services provider and a global licensee of luxury hospitality brands; CommVault Systems, which is a data management software applications provider; and Aaron’s, which rents and sells office and residential furniture and accessories, consumer electronics and household appliances. In our view, each has a strong earnings history and favorable prospects. Each also reported better than market expected quarterly operating results during the semi-annual period.
Several holdings were eliminated from the Fund’s portfolio because they were either acquired by other companies or taken private. These included insurance and reinsurance company Allied World Assurance, veterinary hospital operator VCA Antech, air medical emergency transport services provider Air Methods and specialty chemicals manufacturer Chemtura. We also sold several Fund positions during the semi-annual period because they were no longer producing the long-term consistent growth we seek. These sales included physician management services provider Mednax, machinery manufacturer ITT and restaurant operator Brinker International.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended September 30, 2017, there were no notable changes in the Fund’s allocations relative to the Russell 2000® Index.
How was the Fund positioned relative to its benchmark index at the end of September 2017?
As of September 30, 2017, the Fund was overweighted relative to the Russell 2000® Index in the industrials and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care and real estate sectors and was rather neutrally weighted compared to the Russell 2000® Index in the utilities, information technology, materials and consumer discretionary sectors on the same date. The Fund had no exposure to the energy and telecommunication services sectors at September 30, 2017.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Lennox International, Inc.	80,800	$14,460,776	2.9%
HEICO Corp.	147,681	13,263,231	2.7%
Teledyne Technologies, Inc.	79,400	12,638,892	2.6%
Toro Co. (The)	200,200	12,424,412	2.5%
Tyler Technologies, Inc.	62,658	10,922,542	2.2%
Healthcare Services Group, Inc.	198,800	10,729,236	2.2%
Middleby Corp. (The)	80,000	10,253,600	2.1%
Waste Connections, Inc.	141,900	9,927,324	2.0%
ePlus, Inc.	93,300	8,625,585	1.7%
Rollins, Inc.	185,900	8,577,426	1.7%
Total			22.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2017

Shares		Value
COMMON STOCKS (97.2%)
CONSUMER DISCRETIONARY (11.1%)
	APPAREL (0.4%)
60,700	Wolverine World Wide, Inc.	$1,751,195
	AUTO PARTS & EQUIPMENT (0.2%)
7,100	Cooper-Standard Holdings, Inc.*	823,387
5,500	Dorman Products, Inc.*	393,910
		1,217,297
	COMMERCIAL SERVICES (1.3%)
21,600	Aaron’s, Inc.	942,408
89,900	Monro, Inc.(1)	5,038,895
9,400	Nutrisystem, Inc.(1)	525,460
		6,506,763
	DISTRIBUTION & WHOLESALE (2.1%)
65,000	Core-Mark Holding Co., Inc.(1)	2,089,100
76,500	Pool Corp.	8,275,005
		10,364,105
	ENTERTAINMENT (1.8%)
25,400	Churchill Downs, Inc.(1)	5,237,480
23,800	Marriott Vacations Worldwide Corp.(1)	2,963,814
10,000	Scientific Games Corp. Class A*	458,500
		8,659,794
	HOME BUILDERS (0.2%)
5,500	Cavco Industries, Inc.*(1)	811,525
	HOUSEHOLD PRODUCTS (0.5%)
26,300	Helen of Troy, Ltd.*	2,548,470
	LEISURE TIME (0.9%)
34,300	LCI Industries	3,973,655
17,200	Planet Fitness, Inc. Class A(1)	464,056
		4,437,711
	LODGING (0.2%)
36,000	ILG, Inc.(1)	962,280
	RETAIL (3.5%)
28,600	Asbury Automotive Group, Inc.*	1,747,460
14,800	Big Lots, Inc.	792,836
31,000	Buffalo Wild Wings, Inc.*(1)	3,276,700
48,900	Cheesecake Factory, Inc. (The)(1)	2,059,668
6,300	Children’s Place, Inc. (The)(1)	744,345
Shares		Value
COMMON STOCKS (97.2%) (continued)
	RETAIL (3.5%) (continued)
60,700	Dave & Buster’s Entertainment, Inc.*	$3,185,536
19,900	Domino’s Pizza, Inc.	3,951,145
6,200	Five Below, Inc.*(1)	340,256
26,400	Texas Roadhouse, Inc.	1,297,296
		17,395,242
		54,654,382
CONSUMER STAPLES (4.9%)
	BEVERAGES (0.7%)
22,000	Boston Beer Co., Inc. (The) Class A*(1)	3,436,400
	FOOD (2.7%)
47,400	B&G Foods, Inc.(1)	1,509,690
12,100	Bob Evans Farms, Inc.(1)	937,871
12,600	Cal-Maine Foods, Inc.*(1)	517,860
54,200	Calavo Growers, Inc.(1)	3,967,440
39,400	J&J Snack Foods Corp.	5,173,220
10,600	Lancaster Colony Corp.	1,273,272
4,000	Snyder’s-Lance, Inc.(1)	152,560
		13,531,913
	RETAIL (1.5%)
66,800	Casey’s General Stores, Inc.(1)	7,311,260
		24,279,573
FINANCIALS (9.9%)
	BANKS (1.6%)
104,548	First Financial Bankshares, Inc.(1)	4,725,570
37,900	Prosperity Bancshares, Inc.(1)	2,491,167
11,800	Walker & Dunlop, Inc.*	617,494
		7,834,231
	COMMERCIAL SERVICES (1.7%)
32,900	Green Dot Corp. Class A*	1,631,182
27,000	LendingTree, Inc.*(1)	6,600,150
		8,231,332
	DIVERSIFIED FINANCIAL SERVICES (1.4%)
9,800	PRA Group, Inc.*(1)	280,770
125,100	Stifel Financial Corp.	6,687,846
		6,968,616
	INSURANCE (4.4%)
60,900	Arch Capital Group, Ltd.*(1)	5,998,650
Shares		Value
COMMON STOCKS (97.2%) (continued)
	INSURANCE (4.4%) (continued)
4,000	Aspen Insurance Holdings Ltd.	$161,600
18,200	Primerica, Inc.	1,484,210
58,600	ProAssurance Corp.	3,202,490
20,300	RenaissanceRe Holdings, Ltd.(1)	2,743,342
131,900	RLI Corp.(1)	7,565,784
1,000	Selective Insurance Group, Inc.	53,850
14,200	Validus Holdings, Ltd.	698,782
		21,908,708
	REITS (0.8%)
45,200	Equity Lifestyle Properties, Inc. REIT	3,845,616
		48,788,503
HEALTHCARE (8.4%)
	BIOTECHNOLOGY (0.2%)
4,400	Bio-Rad Laboratories, Inc. Class A*	977,768
	COMMERCIAL SERVICES (1.3%)
75,450	PAREXEL International Corp.*	6,645,636
	HEALTHCARE PRODUCTS (0.4%)
20,400	Nevro Corp.*(1)	1,853,952
	HEALTHCARE PRODUCTS (3.1%)
39,900	Cantel Medical Corp.	3,757,383
31,500	ICU Medical, Inc.*	5,854,275
20,000	IDEXX Laboratories, Inc.*	3,109,800
19,800	Insulet Corp.*(1)	1,090,584
7,100	OraSure Technologies, Inc.*	159,750
53,200	Wright Medical Group NV*(1)	1,376,284
		15,348,076
	HEALTHCARE SERVICES (2.2%)
32,000	Chemed Corp.(1)	6,465,600
17,000	Teladoc, Inc.*(1)	563,550
29,300	Tivity Health, Inc.*	1,195,440
41,700	US Physical Therapy, Inc.(1)	2,562,465
		10,787,055
	PHARMACEUTICALS (1.2%)
79,000	Akorn, Inc.*	2,622,010
29,300	Neogen Corp.*	2,269,578
15,200	PRA Health Sciences, Inc.*	1,157,784
		6,049,372
		41,661,859

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS (97.2%) (continued)
INDUSTRIALS (36.0%)
	AEROSPACE & DEFENSE (6.4%)
62,000	Esterline Technologies Corp.*	$5,589,300
147,681	HEICO Corp.(1)	13,263,231
79,400	Teledyne Technologies, Inc.*	12,638,892
		31,491,423
	BUILDING MATERIALS (4.1%)
124,000	AAON, Inc.	4,274,900
80,800	Lennox International, Inc.(1)	14,460,776
16,000	Trex Co., Inc.*	1,441,120
		20,176,796
	COMMERCIAL SERVICES (4.4%)
14,200	Advisory Board Co. (The)*	761,475
7,500	Brink’s Co. (The)	631,875
198,800	Healthcare Services Group, Inc.(1)	10,729,236
9,100	Insperity, Inc.	800,800
185,900	Rollins, Inc.	8,577,426
13,300	TriNet Group, Inc.*	447,146
		21,947,958
	COMPUTERS (0.3%)
26,800	Mercury Systems, Inc.*(1)	1,390,384
	ELECTRICAL EQUIPMENT (1.8%)
17,200	Acuity Brands, Inc.(1)	2,946,016
85,700	EnerSys	5,927,869
		8,873,885
	ELECTRONICS (1.7%)
7,100	Watts Water Technologies, Inc. Class A	491,320
102,000	Woodward Inc.	7,916,220
		8,407,540
	ENGINEERING & CONSTRUCTION (1.0%)
41,000	Argan, Inc.(1)	2,757,250
14,300	Dycom Industries, Inc.*(1)	1,228,084
3,800	EMCOR Group, Inc.	263,644
5,300	Exponent, Inc.	391,670
5,000	Granite Construction, Inc.(1)	289,750
		4,930,398
	ENVIRONMENTAL CONTROL (2.0%)
141,900	Waste Connections, Inc.	9,927,324
Shares		Value
COMMON STOCKS (97.2%) (continued)
	HAND & MACHINE TOOLS (1.7%)
14,100	Franklin Electric Co., Inc.	$632,385
81,800	Lincoln Electric Holdings, Inc.	7,499,424
		8,131,809
	HOUSEWARES (2.5%)
200,200	Toro Co. (The)	12,424,412
	MACHINERY-DIVERSIFIED (1.1%)
28,000	Applied Industrial Technologies, Inc.	1,842,400
6,500	Kadant, Inc.	640,575
25,800	Nordson Corp.	3,057,300
		5,540,275
	MACHINERY DIVERSIFIED (2.2%)
80,000	Middleby Corp. (The)*	10,253,600
11,000	Wabtec Corp.(1)	833,250
		11,086,850
	MACHINERY-CONSTR&MINING (0.1%)
10,300	BWX Technologies, Inc.	577,006
	METAL FABRICATE/HARDWARE (1.9%)
23,000	Mueller Industries, Inc.	803,850
52,500	RBC Bearings, Inc.*	6,570,375
13,800	Valmont Industries, Inc.	2,181,780
		9,556,005
	MISCELLANEOUS MANUFACTURERS (3.3%)
113,800	AZZ, Inc.	5,542,060
36,200	Carlisle Companies, Inc.	3,630,498
61,900	EnPro Industries, Inc.	4,984,807
13,100	John Bean Technologies Corp.(1)	1,324,410
15,600	Lydall, Inc.*	893,880
		16,375,655
	RETAIL (0.4%)
40,600	Rush Enterprises, Inc. Class A*	1,879,374
	TRANSPORTATION (1.0%)
33,800	Landstar System, Inc.	3,368,170
20,000	XPO Logistics, Inc.*(1)	1,355,600
		4,723,770
	TRUCKING & LEASING (0.1%)
4,600	Greenbrier Companies, Inc. (The)(1)	221,490
		177,662,354
Shares		Value
COMMON STOCKS (97.2%) (continued)
INFORMATION TECHNOLOGY (17.8%)
	COMMERCIAL SERVICES (1.1%)
50,000	WEX, Inc.*(1)	$5,611,000
	COMPUTERS (2.3%)
3,700	CACI International, Inc. Class A*	515,595
57,700	ExlService Holdings, Inc.*	3,365,064
11,300	Insight Enterprises, Inc.*	518,896
54,300	MAXIMUS, Inc.	3,502,350
5,500	NetScout Systems, Inc.*	177,925
3,900	Qualys, Inc.*(1)	202,020
41,700	Science Applications International Corp.	2,787,645
6,000	Teradata Corp.*(1)	202,740
		11,272,235
	DIVERSIFIED FINANCIAL SERVICES (0.1%)
5,000	Ellie Mae, Inc.*(1)	410,650
	ELECTRICAL EQUIPMENT (0.3%)
7,800	Littelfuse, Inc.(1)	1,527,864
	ELECTRONICS (2.4%)
8,000	Applied Optoelectronics, Inc.*(1)	517,360
3,500	Coherent, Inc.*	823,095
10,500	II-VI, Inc.*	432,075
9,300	Itron, Inc.*	720,285
2,400	Rogers Corp.*	319,872
56,800	SYNNEX Corp.	7,185,768
22,800	Tech Data Corp.*(1)	2,025,780
		12,024,235
	ENERGY-ALTERNATE SOURCES (0.1%)
9,000	SolarEdge Technologies, Inc.*(1)	256,950
	INTERNET (4.1%)
93,300	ePlus, Inc.*	8,625,585
48,800	Proofpoint, Inc.*(1)	4,256,336
28,800	Stamps.com, Inc.*(1)	5,836,320
9,000	Trade Desk, Inc. (The) Class A*	553,590
10,300	Wix.com, Ltd.*(1)	740,055
16,600	Zendesk, Inc.*(1)	483,226
		20,495,112
	SEMICONDUCTORS (0.0%)
1,400	Silicon Laboratories, Inc.*	111,860

See Notes to Financial Statements.

September 30, 2017

Shares		Value
COMMON STOCKS (97.2%) (continued)
	SOFTWARE (7.4%)
37,100	ACI Worldwide, Inc.*(1)	$845,138
23,826	ANSYS, Inc.*(1)	2,924,165
11,300	Blackbaud, Inc.(1)	992,140
26,100	CommVault Systems, Inc.*	1,586,880
38,100	Fair Isaac Corp.	5,353,050
64,200	j2 Global, Inc.(1)	4,743,096
13,400	New Relic, Inc.*(1)	667,320
16,300	Paycom Software, Inc.*(1)	1,221,848
62,658	Tyler Technologies, Inc.*(1)	10,922,542
31,400	Ultimate Software Group, Inc. (The)*(1)	5,953,440
27,500	Verint Systems, Inc.*	1,150,875
		36,360,494
	TELECOMMUNICATIONS (0.0%)
2,000	NETGEAR, Inc.*	95,200
		88,165,600
MATERIALS (5.9%)
	BUILDING MATERIALS (0.4%)
26,500	US Concrete, Inc.*(1)	2,021,950
	CHEMICALS (2.0%)
12,700	Balchem Corp.(1)	1,032,383
8,700	NewMarket Corp.	3,704,025
20,100	PolyOne Corp.	804,603
58,300	Sensient Technologies Corp.	4,484,436
		10,025,447
Shares		Value
COMMON STOCKS (97.2%) (continued)
	HOUSEWARES (0.8%)
38,800	Scotts Miracle-Gro Co. (The)(1)	$3,776,792
	MISCELLANEOUS MANUFACTURERS (1.7%)
95,200	AptarGroup, Inc.	8,216,712
	PACKAGING & CONTAINERS (1.0%)
172,600	Silgan Holdings, Inc.	5,079,618
		29,120,519
UTILITIES (3.2%)
	ELECTRIC (0.6%)
37,800	El Paso Electric Co.	2,088,450
15,600	NorthWestern Corp.	888,264
		2,976,714
	OIL & GAS (2.6%)
55,200	New Jersey Resources Corp.(1)	2,326,680
23,800	Northwest Natural Gas Co.	1,532,720
170,800	South Jersey Industries, Inc.(1)	5,897,724
41,600	Southwest Gas Holdings, Inc.	3,228,992
		12,986,116
		15,962,830
TOTAL COMMON STOCKS (Cost $284,867,843) (97.2%)		480,295,620
Shares		Value
SHORT-TERM INVESTMENTS (8.2%)
	MONEY MARKET FUNDS (8.2%)
10,946,513	State Street Institutional U.S. Government Money Market Fund, Premier Class	$10,946,513
29,472,340	State Street Navigator Securities Lending Government Money Market Portfolio (2)	29,472,340
TOTAL SHORT-TERM INVESTMENTS (Cost $40,418,853) (8.2%)		40,418,853
TOTAL INVESTMENT SECURITIES (105.4%) (Cost $325,286,696)		520,714,473
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.4%)		(26,540,556)
NET ASSETS (100%)		$494,173,917
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2017, the market value of the securities on loan was $103,422,900.

(2)
Securities with an aggregate market value of  $103,422,900 were out on loan in exchange for $29,472,340 of cash collateral as of September 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$480,295,620	$—	$—	$480,295,620
Short-Term Investments	40,418,853	—	—	40,418,853
Total Investments in Securities	$520,714,473	$—	$—	$520,714,473
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 5.67% during the six months ended September 30, 2017. The Fund outpaced the 5.53% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed its blended benchmark, as both the Fund’s equity portfolio outperformed the S&P 500® Index and the Fund’s fixed income portfolio outpaced the Bloomberg Barclays Index during the reporting period. Overall, asset allocation had a positive effect on Fund results during the semi-annual period. The Fund benefited from its overweighting of equities, as the S&P 500® Index significantly outperformed the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
Supporting the Fund’s outperformance of the S&P 500® Index was its leaning more to growth-oriented stocks than to value-oriented stocks during a semi-annual period when growth outperformed value across the capitalization spectrum.
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due to both effective stock selection and favorable sector allocation overall. The Fund was helped most by its overweighted allocations to and superior stock selection in two strongly performing sectors — industrials and health care. Also, the Fund benefited from having no exposure to the energy and telecommunication services sectors, each of which significantly lagged the S&P 500® Index during the semi-annual period. Partially offsetting these positive contributors was its underweighted allocation to and weak stock selection in the strongly performing financial services sector, which detracted. Also, the equity portion of the Fund was hurt by stock selection decisions in the consumer discretionary and information technology sectors.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were weighing instruments manufacturer and measurement technologies supplier Mettler-Toledo International and electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies. Each of these companies saw double-digit share price increases during the semi-annual period on operating results that exceeded market expectations. Also, a position in C. R. Bard, which designs, manufactures, packages, distributes and sells medical, surgical, diagnostic and patient care devices, proved beneficial. Its shares rose substantially on a takeover offer from Becton Dickinson.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Among the stocks that detracted most from the Fund’s relative results were auto parts retailers O’Reilly Automotive and AutoZone and tool manufacturer Snap-on. Each of these companies saw a double-digit share price decline during the semi-annual period, primarily reflecting weaker than expected operating results. Relative to the S&P 500® Index, the Fund was also hurt by not owning social media leader Facebook and software manufacturing giant Microsoft, each of which was among the top positive contributors to the S&P 500® Index’s gain during the semi-annual period.

Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, British American Tobacco acquired the Fund’s holdings of Reynolds American, another tobacco company, in an exchange of stock and cash. We retained the new holding because we believe British American Tobacco has demonstrated the ability over the long term to consistently increase its earnings and stock price. Also during the semi-annual period, we initiated positions in commercial services provider Cintas and software and multimedia tools supplier Autodesk after each reported stronger than expected operating results. In our view, each has demonstrated a solid history of gains in earnings and stock price.
In addition to the elimination of a holding in Reynolds American, as mentioned above, among those names we exited from within the Fund’s equity portfolio during the semi-annual period was coatings supplier Valspar, which was acquired by paint maker Sherwin-Williams. We also sold the equity portion of the Fund’s position in rail transportation company Union Pacific because we believed it had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the six-month period ended September 30, 2017, the equity portion of the Fund’s allocation to health care increased from a neutral to an overweight position relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2017?
As of September 30, 2017, the Fund was overweighted relative to the S&P 500® Index in industrials, materials and health care and was underweighted relative to the S&P 500® Index in the financials, information technology, consumer discretionary and real estate sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in consumer staples and had no exposure to the energy, utilities and telecommunication services sectors at September 30, 2017.
From a capitalization perspective, approximately 40% of the Fund’s equity allocation was in large-cap stocks, 45% in mid-cap stocks and 15% in small-cap stocks. Maintaining a long-term perspective, we believe small- and mid-cap stocks tend to possess greater growth potential than large-cap stocks.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration just modestly shorter than that of the Bloomberg Barclays Index, as we anticipated further interest rate hikes by the Fed. This scenario did materialize with the Fed’s interest rate hike in June 2017, and yields on short-term U.S. Treasuries did rise in response. However, yields on intermediate- and long-term U.S. Treasuries rallied, or moved lower, on political uncertainty, increased geopolitical risks and few positive economic surprises. Thus, the fixed income portion of the Fund’s modest underweighting at the long-term end of the yield curve, or spectrum of maturities, detracted given the outperformance during the semi-annual period of securities with maturities beyond 10 years.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund outperformed its benchmark, the Bloomberg Barclays Index. The Fund’s significant overweight to investment grade corporate bonds and exposure to high yield corporate bonds as well as its corresponding underweight to U.S. Treasuries contributed most positively to the Fund’s relative results. Within the corporate bond sector, most “risk on” positions, such as long-dated energy-related bonds and BBB-rated bonds, performed well, though there were pockets of underperformance, including general retail and supermarket bonds, which detracted. Elsewhere, the Fund’s holdings of taxable municipal bonds and sovereign debt were strong performers during the semi-annual period, contributing positively to results.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We modestly increased the Fund’s allocation to corporate bonds with a concurrent modest decrease in its allocation to U.S. Treasuries, a shift that proved beneficial as “risk-on” assets outperformed lower risk securities during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2017?
As of September 30, 2017, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, taxable municipal bonds, commercial mortgage-backed securities and asset-backed

VALUE LINE ASSET ALLOCATION FUND, INC. (continued)

securities. The Fund also had exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and U.S. agency securities and had rather neutral allocations to mortgage-backed securities and sovereign debt. At the end of the semi-annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2017, the Fund had a weighting of approximately 68% in stocks, 27% in fixed income securities and 5% in cash equivalents. This compared to the allocation at the end of March 2017 of approximately 69% in stocks, 24% in fixed income securities and 7% in cash equivalents. While the allocation changed only modestly during the semi-annual period, we did seek to take advantage of short-term market swings during the semi-annual period to buy and sell both stocks and bonds. Asset allocation of the Fund is determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the six-month reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices reach new highs and/or if long-term interest rates increase significantly, the asset allocation model could become neutral toward stocks, perhaps decreasing the equity weighting in the Fund.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund, we will continue to carefully monitor economic factors, any significant changes in global economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching closely Fed commentary, the appointment of a new Fed Chair with some candidates considered more hawkish than others, and the success, or lack thereof, of the U.S. Administration, particularly as it relates to implementing tax reform.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	42,000	$6,530,580	2.1%
Mettler-Toledo International, Inc.	10,400	6,512,064	2.0%
Waste Connections, Inc.	92,625	6,480,045	2.0%
Toro Co. (The)	88,600	5,498,516	1.7%
Rollins, Inc.	115,500	5,329,170	1.7%
Amphenol Corp.	62,200	5,264,608	1.7%
Teledyne Technologies, Inc.	33,000	5,252,940	1.7%
MasterCard, Inc.	36,000	5,083,200	1.6%
C.R. Bard, Inc.	15,300	4,903,650	1.5%
Fiserv, Inc.	36,600	4,719,836	1.5%
Total			17.5%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (68.3%)
CONSUMER DISCRETIONARY (5.7%)
	APPAREL (0.6%)
32,000	NIKE, Inc. Class B	$1,659,200
	DISTRIBUTION & WHOLESALE (0.8%)
34,000	LKQ Corp.*	1,223,660
12,500	Pool Corp.	1,352,125
		2,575,785
	RETAIL (4.3%)
4,000	AutoZone, Inc.*	2,380,440
39,000	Dollar Tree, Inc.*	3,385,980
9,700	Domino’s Pizza, Inc.	1,925,935
12,800	O’Reilly Automotive, Inc.*(1)	2,756,736
44,000	TJX Companies, Inc. (The)	3,244,120
		13,693,211
		17,928,196
CONSUMER STAPLES (6.2%)
	AGRICULTURE (0.4%)
18,410	British American Tobacco PLC ADR	1,149,705
	BEVERAGES (0.8%)
22,000	PepsiCo, Inc.	2,451,460
	FOOD (2.1%)
5,000	General Mills, Inc.	258,800
67,000	Hormel Foods Corp.(1)	2,153,380
22,000	Ingredion, Inc.	2,654,080
5,700	J&J Snack Foods Corp.	748,410
10,000	McCormick & Co., Inc.	1,026,400
		6,841,070
	HOUSEHOLD PRODUCTS (1.1%)
73,600	Church & Dwight Co., Inc.	3,565,920
	RETAIL (1.8%)
20,900	Casey’s General Stores, Inc.(1)	2,287,505
21,000	Costco Wholesale Corp.	3,450,090
		5,737,595
		19,745,750
FINANCIALS (5.9%)
	BANKS (0.4%)
10,100	Signature Bank*	1,293,204
	DIVERSIFIED FINANCIAL SERVICES (0.3%)
12,000	Intercontinental Exchange, Inc.	824,400
Shares		Value
COMMON STOCKS (68.3%) (continued)
	INSURANCE (5.2%)
3,700	Alleghany Corp.*	$2,049,837
29,800	Arch Capital Group, Ltd.*	2,935,300
25,800	Chubb, Ltd.	3,677,790
2,100	Enstar Group Ltd.*(1)	466,935
26,100	RenaissanceRe Holdings, Ltd.	3,527,154
19,800	RLI Corp.	1,135,728
23,900	Torchmark Corp.	1,914,151
20,000	Validus Holdings, Ltd.	984,200
		16,691,095
		18,808,699
HEALTHCARE (12.5%)
	BIOTECHNOLOGY (1.4%)
11,000	Alexion Pharmaceuticals, Inc.*	1,543,190
14,400	Illumina, Inc.*	2,868,480
		4,411,670
	ELECTRONICS (2.1%)
10,400	Mettler-Toledo International, Inc.*	6,512,064
	HEALTHCARE PRODUCTS (8.3%)
16,000	Becton Dickinson & Co.(1)	3,135,200
15,300	C.R. Bard, Inc.	4,903,650
36,400	Danaher Corp.	3,122,392
17,800	DENTSPLY SIRONA, Inc.	1,064,618
39,000	Henry Schein, Inc.*	3,197,610
42,000	IDEXX Laboratories, Inc.*	6,530,580
3,700	Teleflex, Inc.	895,289
19,300	Thermo Fisher Scientific, Inc.	3,651,560
		26,500,899
	PHARMACEUTICALS (0.3%)
22,000	Novo Nordisk A/S ADR	1,059,300
	SOFTWARE (0.4%)
19,200	Cerner Corp.*	1,369,344
		39,853,277
INDUSTRIALS (20.5%)
	AEROSPACE & DEFENSE (5.5%)
14,000	General Dynamics Corp.	2,878,120
17,858	HEICO Corp.	1,603,827
16,000	Northrop Grumman Corp.	4,603,520
Shares		Value
COMMON STOCKS (68.3%) (continued)
	AEROSPACE & DEFENSE (5.5%) (continued)
33,000	Teledyne Technologies, Inc.*	$5,252,940
13,000	TransDigm Group, Inc.	3,323,450
		17,661,857
	COMMERCIAL SERVICES (2.9%)
5,200	Cintas Corp.	750,256
17,000	Healthcare Services Group, Inc.	917,490
50,503	IHS Markit, Ltd.*	2,226,172
115,500	Rollins, Inc.	5,329,170
		9,223,088
	ELECTRICAL EQUIPMENT (1.4%)
5,000	Acuity Brands, Inc.(1)	856,400
53,075	AMETEK, Inc.	3,505,073
		4,361,473
	ENVIRONMENTAL CONTROL (3.2%)
25,700	Republic Services, Inc.	1,697,742
26,200	Stericycle, Inc.*	1,876,444
92,625	Waste Connections, Inc.	6,480,045
		10,054,231
	HAND & MACHINE TOOLS (1.2%)
10,200	Lincoln Electric Holdings, Inc.	935,136
19,100	Snap-on, Inc.	2,846,091
		3,781,227
	HOUSEWARES (1.7%)
88,600	Toro Co. (The)	5,498,516
	MACHINERY DIVERSIFIED (2.3%)
8,600	IDEX Corp.	1,044,642
18,100	Middleby Corp. (The)*	2,319,877
16,900	Roper Technologies, Inc.	4,113,460
		7,477,979
	MISCELLANEOUS MANUFACTURERS (0.8%)
26,900	Carlisle Companies, Inc.	2,697,801
	TRANSPORTATION (1.5%)
51,800	Canadian National Railway Co.	4,291,630
3,000	J.B. Hunt Transport Services, Inc.	333,240
		4,624,870
		65,381,042

See Notes to Financial Statements.

September 30, 2017

Shares		Value
COMMON STOCKS (68.3%) (continued)
INFORMATION TECHNOLOGY (13.4%)
	COMMERCIAL SERVICES (0.3%)
10,000	Automatic Data Processing, Inc.	$1,093,200
	COMPUTERS (1.2%)
28,400	Accenture PLC Class A	3,835,988
	DIVERSIFIED FINANCIAL (1.6%)
36,000	MasterCard, Inc. Class A	5,083,200
	ELECTRONICS (1.7%)
62,200	Amphenol Corp. Class A	5,264,608
	SOFTWARE (8.6%)
32,500	ANSYS, Inc.*	3,988,725
2,000	Autodesk, Inc.*	224,520
36,600	Fiserv, Inc.*	4,719,936
15,400	Intuit, Inc.	2,188,956
36,800	Jack Henry & Associates, Inc.	3,782,672
69,600	Open Text Corp.	2,247,384
38,000	Salesforce.com, Inc.*	3,549,960
19,600	Tyler Technologies, Inc.*	3,416,672
17,400	Ultimate Software Group, Inc. (The)*(1)	3,299,040
		27,417,865
		42,694,861
MATERIALS (3.8%)
	CHEMICALS (0.4%)
16,000	FMC Corp.	1,428,960
	COMMERCIAL SERVICES (1.1%)
26,000	Ecolab, Inc.	3,343,860
	MISCELLANEOUS MANUFACTURERS (0.9%)
31,800	AptarGroup, Inc.	2,744,658
	PACKAGING & CONTAINERS (1.4%)
88,400	Ball Corp.	3,650,920
8,300	Packaging Corp. of America	951,844
		4,602,764
		12,120,242
REAL ESTATE (0.3%)
	REITS (0.3%)
7,400	American Tower Corp. REIT	1,011,432
TOTAL COMMON STOCKS (Cost $133,445,699) (68.3%)		217,543,499
Principal Amount		Value
ASSET-BACKED SECURITIES (1.0%)
$90,000	Ally Master Owner Trust, Series 2015-2, Class A2, 1.83%, 1/15/21	$90,005
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	150,187
145,750	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	145,675
100,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(2)	100,090
300,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	300,367
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	400,006
35,042	Ford Credit Auto Lease Trust, Series 2015-B, Class A3, 1.38%, 12/15/18	35,041
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	301,138
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	201,921
200,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	197,358
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	251,826
139,000	GM Financial Automobile Leasing Trust, Series 2016-1, Class B, 2.59%, 3/20/20	139,703
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	251,121
Principal Amount		Value
ASSET-BACKED SECURITIES (1.0%) (continued)
$125,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(2)	$124,851
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,605
150,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	151,263
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	101,835
100,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	100,032
TOTAL ASSET-BACKED SECURITIES (Cost $3,155,715) (1.0%)		3,143,024
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,693
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	158,233
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	250,281
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	155,118
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	255,392

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%) (continued)
$53,851	FREMF Mortgage Trust, Series 2013-KF02, Class B, 1-month LIBOR + 3.00%, 4.23%, 12/25/45(2)(3)	$54,319
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	257,219
250,000	GNMA, Series 2013-12, Class B, 2.15%, 11/16/52(3)	236,763
146,071	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	151,091
388,879	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	393,926
254,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	261,897
87,002	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.06%, 4/25/45(3)	87,197
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	399,213
223,290	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	231,243
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	203,562
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	101,198
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%) (continued)
$300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	$303,324
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	149,850
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	469,245
293,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class ASB, 3.57%, 9/15/58	306,659
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	418,673
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	303,937
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,341,805) (1.6%)		5,251,033
CORPORATE BONDS & NOTES (11.8%)
	BASIC MATERIALS (0.5%)
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	269,802
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)(2)	208,210
250,000	International Flavors & Fragrances, Inc., Senior Unsecured Notes, 4.38%, 6/1/47	256,766
150,000	Kinross Gold Corp., Guaranteed Notes, 5.95%, 3/15/24	166,650
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	184,607
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
$150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	$151,500
200,000	Sherwin-Williams Co. (The), Senior Unsecured Notes, 4.50%, 6/1/47	209,889
175,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22	182,350
		1,629,774
	COMMUNICATIONS (1.3%)
200,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24(1)	207,265
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	283,179
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	205,735
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	256,740
200,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	213,803
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	200,548
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	265,575
300,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	320,279
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	158,246
125,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40(1)	152,011
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	252,429

See Notes to Financial Statements.

September 30, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	COMMUNICATIONS (1.3%) (continued)
$150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	$163,500
100,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	99,316
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20(1)	201,379
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19(1)	266,464
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	203,957
250,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	248,931
200,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	200,714
100,000	Time Warner, Inc., Guaranteed Notes, 3.80%, 2/15/27	100,023
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	256,148
		4,256,242
	CONSUMER, CYCLICAL (1.3%)
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20(1)	110,450
250,000	CVS Health Corp., Senior Unsecured Notes, 2.75%, 12/1/22	250,574
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	155,343
150,000	Dollar General Corp., Senior Unsecured Notes, 4.15%, 11/1/25	159,223
125,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	125,009
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	250,532
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	CONSUMER, CYCLICAL (1.3%) (continued)
$150,000	General Motors Co., Senior Unsecured Notes, 5.40%, 4/1/48	$155,498
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	101,748
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	203,816
175,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	182,437
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	253,973
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	211,500
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	213,025
200,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	211,726
47,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19(1)	47,376
150,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	177,423
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	150,890
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	155,625
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(1)	166,270
225,000	Tenneco, Inc., Guaranteed Notes, 5.00%, 7/15/26	230,625
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	182,263
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	CONSUMER, CYCLICAL (1.3%) (continued)
$150,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	$151,884
175,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	174,847
		4,022,057
	CONSUMER, NON-CYCLICAL (1.9%)
150,000	Abbott Laboratories, Senior Unsecured Notes, 2.00%, 9/15/18	150,388
150,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	155,516
125,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	136,267
200,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	201,385
225,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25(1)	227,259
250,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45	264,671
100,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 2.65%, 2/1/21	101,624
200,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	225,914
100,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.25%, 11/12/20	102,701
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 2.89%, 6/6/22	150,488
100,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23(1)	107,012
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	171,993
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	260,401

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	CONSUMER, NON-CYCLICAL (1.9%) (continued)
$200,000	Dr. Pepper Snapple Group, Inc., Guaranteed Notes, 3.43%, 6/15/27	$201,034
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	151,593
200,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	197,167
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	252,773
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	210,750
225,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	235,074
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	208,795
100,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	99,939
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	103,313
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	164,119
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	203,871
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	154,125
100,000	Shire Acquisitions Investments Ireland DAC, Guaranteed Notes, 2.88%, 9/23/23	99,378
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	207,674
100,000	Teva Pharmaceutical Finance Netherlands III B.V., Guaranteed Notes, 2.20%, 7/21/21	96,280
200,000	Tyson Foods, Inc., Senior Unsecured Notes, 3.55%, 6/2/27(1)	202,845
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	CONSUMER, NON-CYCLICAL (1.9%) (continued)
$150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	$159,938
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	169,257
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	112,209
150,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	149,979
250,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	275,236
		5,910,968
	ENERGY (0.9%)
150,000	Andeavor, Guaranteed Notes, 5.13%, 12/15/26(2)	164,601
150,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	150,906
150,000	Concho Resources, Inc., Guaranteed Notes, 4.88%, 10/1/47	156,532
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	177,169
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	107,364
175,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	173,510
125,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	124,129
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	254,544
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25(1)	154,485
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	153,213
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	ENERGY (0.9%) (continued)
$100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	$109,368
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	214,813
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	195,271
175,000	Shell International Finance B.V., Guaranteed Notes, 2.50%, 9/12/26	168,633
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	217,625
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	252,346
150,000	Williams Partners L.P., Senior Unsecured Notes, 3.75%, 6/15/27	149,783
		2,924,292
	FINANCIAL (3.9%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	203,367
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	216,951
250,000	American Express Co., Senior Unsecured Notes, 3-month LIBOR + 0.59%, 1.90%, 5/22/18(3)	250,676
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	329,530
175,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	172,982
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	262,421

See Notes to Financial Statements.

September 30, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	$255,798
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	152,963
175,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	193,410
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	211,291
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	204,567
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	252,617
250,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	258,124
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	213,394
200,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	188,678
150,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	151,230
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22	250,346
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	258,172
125,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	135,275
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	151,848
155,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	181,297
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	$260,575
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	262,371
200,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(2)	200,586
225,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	238,224
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	217,205
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	255,917
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	160,996
100,000	EPR Properties, Guaranteed Notes, 4.50%, 4/1/25	102,129
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	203,798
150,000	GE Capital International Funding Co., Unlimited Co., Guaranteed Notes, 4.42%, 11/15/35	163,110
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	204,746
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	230,876
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	184,175
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	104,669
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	272,053
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	$264,255
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	247,608
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	261,761
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(1)	208,536
250,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.75%, 1/11/27	254,360
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	541,886
250,000	National Australia Bank, Ltd. GMTN, Senior Unsecured Notes, 2.63%, 7/23/20	253,310
150,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	151,350
100,000	Omega Healthcare Investors, Inc., Guaranteed Notes, 4.38%, 8/1/23	103,075
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	151,800
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	155,412
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	258,841
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	200,916
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	255,954
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,452

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	FINANCIAL (3.9%) (continued)
$100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	$103,152
150,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20	151,062
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	260,062
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	254,283
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	256,156
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	110,403
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	124,976
200,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	223,385
		12,501,362
	INDUSTRIAL (0.6%)
125,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	134,997
125,000	Allegion US Holding Co., Inc., Guaranteed Notes, 3.55%, 10/1/27	123,917
100,000	Amphenol Corp., Senior Unsecured Notes, 4.00%, 2/1/22(1)	105,483
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	164,662
150,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	165,375
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	260,238
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43	109,323
150,000	FedEx Corp., Guaranteed Notes, 4.55%, 4/1/46	159,761
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	INDUSTRIAL (0.6%) (continued)
$200,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	$197,217
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	254,770
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	258,897
		1,934,640
	TECHNOLOGY (0.5%)
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22(1)	254,721
100,000	Apple, Inc., Senior Unsecured Notes, 4.25%, 2/9/47	107,560
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	103,732
200,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21	209,396
125,000	Intel Corp., Senior Unsecured Notes, 4.10%, 5/11/47	132,163
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	156,937
200,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	193,312
100,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	112,621
150,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25(1)	154,755
200,000	VMware, Inc., Senior Unsecured Notes, 3.90%, 8/21/27	202,178
		1,627,375
	UTILITIES (0.9%)
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	221,530
150,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	166,462
Principal Amount		Value
CORPORATE BONDS & NOTES (11.8%) (continued)
	UTILITIES (0.9%) (continued)
$250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	$240,826
100,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	104,722
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	212,118
250,000	FirstEnergy Corp., Series A, Senior Unsecured Notes, 2.85%, 7/15/22	250,662
250,000	Florida Power & Light Co., 4.95%, 6/1/35	290,803
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	197,741
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	107,178
200,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26	199,003
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21	101,829
162,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	171,918
200,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	203,296
250,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	251,274
		2,719,362
TOTAL CORPORATE BONDS & NOTES (Cost $36,729,150) (11.8%)		37,526,072
FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
150,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(2)	157,421
311,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	326,877

See Notes to Financial Statements.

September 30, 2017

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.4%) (continued)
$150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	$160,125
200,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	220,000
175,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	186,182
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	269,010
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,276,161) (0.4%)		1,319,615
LONG-TERM MUNICIPAL SECURITIES (0.8%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	189,122
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	129,500
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	193,564
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	237,426
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	201,780
150,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Revenue Bonds, Series A, 3.00%, 8/15/30	142,708
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.8%) (continued)
$200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	$200,516
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	99,607
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	342,612
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	157,975
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	109,075
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	111,530
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	245,640
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	102,140
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,465,022) (0.8%)		2,463,195
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.5%)
500,000	FHLB, 2.88%, 9/11/20	516,965
500,000	FHLMC, 0.75%, 1/12/18	499,415
500,000	FHLMC, 1.75%, 5/30/19	502,172
500,000	FHLMC, 6.25%, 7/15/32	703,009
152,900	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	150,541
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.5%) (continued)
$235,376	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	$248,769
45,092	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	47,660
205,150	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	216,267
270,394	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	290,836
43,827	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	48,081
18,564	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	19,242
24,860	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	25,486
226,847	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	237,155
166,933	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	176,477
184,607	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	194,436
99,953	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	105,448
228,962	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	241,153
247,586	FHLMC Pool #AG08748, 3.50%, 2/1/47	255,556
500,000	FHLMC TBA, 3.50%, 10/1/47	515,957
250,000	FNMA, 2.63%, 9/6/24	255,747
500,000	FNMA, 1.88%, 9/24/26	474,631
113,090	FNMA, 4.50%, 4/1/40	122,139
24,356	FNMA, 4.50%, 7/1/40	26,356
94,859	FNMA Pool #745275, 5.00%, 2/1/36	104,536
95,942	FNMA Pool #890585, 5.00%, 3/1/39	105,771
5,385	FNMA Pool #910242, 5.00%, 3/1/37	5,892
10,341	FNMA Pool #975116, 5.00%, 5/1/38	11,303
532	FNMA Pool #976734, 5.00%, 3/1/38	581
182,879	FNMA Pool #995245, 5.00%, 1/1/39	201,512

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.5%) (continued)
$120,675	FNMA Pool #AA7720, 4.00%, 8/1/39	$127,696
249,645	FNMA Pool #AB1259, 5.00%, 7/1/40	272,683
235,353	FNMA Pool #AB1796, 3.50%, 11/1/40	243,923
131,824	FNMA Pool #AB3218, 3.50%, 7/1/31	136,991
173,333	FNMA Pool #AB5024, 3.00%, 4/1/42	174,851
205,858	FNMA Pool #AB6286, 2.50%, 9/1/27	208,614
238,290	FNMA Pool #AB8144, 5.00%, 4/1/37	262,492
133,594	FNMA Pool #AC8908, 4.50%, 1/1/40	144,348
39,936	FNMA Pool #AH3226, 5.00%, 2/1/41	43,577
42,844	FNMA Pool #AH6186, 4.00%, 2/1/41	45,302
108,234	FNMA Pool #AH7205, 4.50%, 3/1/41	117,146
119,770	FNMA Pool #AH8932, 4.50%, 4/1/41	129,585
116,122	FNMA Pool #AI1019, 4.50%, 5/1/41	125,609
179,691	FNMA Pool #AJ6932, 3.00%, 11/1/26	185,138
190,907	FNMA Pool #AL7662, 4.50%, 10/1/43	206,500
98,121	FNMA Pool #AQ0287, 3.00%, 10/1/42	98,985
291,326	FNMA Pool #AQ3960, 3.00%, 8/1/28	299,960
238,000	FNMA Pool #AR0930, 2.50%, 1/1/28	241,208
117,143	FNMA Pool #AS0865, 2.50%, 10/1/28	118,677
246,352	FNMA Pool #AS1529, 3.00%, 1/1/29	253,653
29,575	FNMA Pool #AS2751, 4.50%, 6/1/44	31,793
13,770	FNMA Pool #AS3293, 4.00%, 9/1/44	14,514
91,240	FNMA Pool #AS3789, 4.50%, 11/1/44	97,985
492,449	FNMA Pool #AS4928, 3.50%, 5/1/45	508,035
194,365	FNMA Pool #AS5485, 4.50%, 7/1/45	208,751
179,763	FNMA Pool #AS5696, 3.50%, 8/1/45	185,453
364,693	FNMA Pool #AS5906, 3.50%, 10/1/45	376,235
59,904	FNMA Pool #AS6205, 3.50%, 11/1/45	61,801
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.5%) (continued)
$413,535	FNMA Pool #AS6385, 4.00%, 12/1/45	$435,521
239,180	FNMA Pool #AS8276, 3.00%, 11/1/46	240,135
245,824	FNMA Pool #AS8483, 3.00%, 12/1/46	246,805
696,385	FNMA Pool #AS8796, 3.00%, 2/1/47	699,165
33,053	FNMA Pool #AU4290, 4.00%, 9/1/43	34,889
363,039	FNMA Pool #AU7025, 3.00%, 11/1/43	366,106
31,907	FNMA Pool #AU7431, 4.50%, 11/1/43	34,247
151,085	FNMA Pool #AU8070, 3.50%, 9/1/43	156,100
547,789	FNMA Pool #AV0703, 4.00%, 12/1/43	577,762
134,392	FNMA Pool #AW5055, 3.50%, 7/1/44	139,219
150,758	FNMA Pool #AW9239, 4.50%, 8/1/44	162,126
99,664	FNMA Pool #AX1138, 3.50%, 9/1/44	102,819
222,198	FNMA Pool #AY2618, 4.00%, 3/1/45	234,164
111,239	FNMA Pool #AY2713, 4.00%, 2/1/45	117,153
99,543	FNMA Pool #AY2728, 2.50%, 2/1/30	100,573
242,470	FNMA Pool #AY9329, 4.00%, 6/1/45	255,410
146,135	FNMA Pool #AZ0176, 3.00%, 6/1/45	146,792
195,271	FNMA Pool #AZ4775, 3.50%, 10/1/45	201,452
163,328	FNMA Pool #AZ6194, 3.50%, 10/1/45	168,497
207,749	FNMA Pool #AZ9703, 3.00%, 10/1/45	208,600
404,946	FNMA Pool #BA4732, 3.50%, 12/1/45	417,762
134,490	FNMA Pool #BC4443, 3.50%, 4/1/46	138,747
455,932	FNMA Pool #BC9482, 3.00%, 7/1/46	457,752
239,935	FNMA Pool #BD8213, 3.00%, 9/1/46	240,893
487,029	FNMA Pool #BM2001, 3.50%, 12/1/46	502,443
186,152	FNMA Pool #MA0073, 4.50%, 5/1/29	200,301
162,732	FNMA Pool #MA2304, 4.00%, 6/1/45	171,435
220,933	FNMA Pool #MA2641, 3.00%, 6/1/46	221,815
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.5%) (continued)
$494,235	FNMA Pool #MA3026, 3.50%, 6/1/47	$509,878
123,534	FNMA Pool #MA3894, 4.00%, 9/1/31	131,214
144,873	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	143,545
133,971	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	130,751
186,956	GNMA II Pool #MA1090, 3.50%, 6/20/43	195,403
106,403	GNMA II Pool #MA1448, 3.50%, 11/20/43	111,211
136,514	GNMA II Pool #MA1520, 3.00%, 12/20/43	139,470
97,658	GNMA II Pool #MA2074, 4.00%, 7/20/44	103,603
188,686	GNMA II Pool #MA2149, 4.00%, 8/20/44	200,173
38,741	GNMA II Pool #MA2304, 4.00%, 10/20/44	41,094
325,955	GNMA II Pool #MA2445, 3.50%, 12/20/44	339,380
222,737	GNMA II Pool #MA3803, 3.50%, 7/20/46	231,811
150,313	GNMA Pool #650494, 5.50%, 1/15/36	169,271
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,658,848) (6.5%)		20,650,085
U.S. TREASURY OBLIGATIONS (4.7%)
	U.S. TREASURY NOTES & BONDS (4.7%)
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	469,055
70,000	U.S. Treasury Bonds, 4.38%, 2/15/38	88,955
470,000	U.S. Treasury Bonds, 4.63%, 2/15/40	618,583
100,000	U.S. Treasury Bonds, 4.38%, 5/15/40	127,481
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	233,859
250,000	U.S. Treasury Bonds, 2.88%, 5/15/43	251,992
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	286,895
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	114,902
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	110,223
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	316,488

See Notes to Financial Statements.

September 30, 2017

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.7%) (continued)
	U.S. TREASURY NOTES & BONDS (4.7%) (continued)
$350,000	U.S. Treasury Bonds, 3.00%, 11/15/44	$360,568
220,000	U.S. Treasury Bonds, 2.50%, 2/15/45	205,184
200,000	U.S. Treasury Bonds, 2.50%, 2/15/46	185,992
377,000	U.S. Treasury Bonds, 2.50%, 5/15/46	350,316
50,000	U.S. Treasury Notes, 0.88%, 10/15/17	49,997
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	200,127
500,000	U.S. Treasury Notes, 2.88%, 3/31/18	504,022
750,000	U.S. Treasury Notes, 1.38%, 9/30/18	749,971
1,550,000	U.S. Treasury Notes, 1.00%, 9/30/19	1,535,590
500,000	U.S. Treasury Notes, 1.50%, 10/31/19	500,000
2,350,000	U.S. Treasury Notes, 1.38%, 12/15/19	2,342,748
350,000	U.S. Treasury Notes, 1.38%, 1/31/20	348,729
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	494,707
100,000	U.S. Treasury Notes, 1.38%, 3/31/20	99,535
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	197,789
300,000	U.S. Treasury Notes, 1.38%, 4/30/20	298,500
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	350,191
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	151,629
100,000	U.S. Treasury Notes, 1.38%, 4/30/21	98,734
550,000	U.S. Treasury Notes, 2.25%, 4/30/21	559,711
200,000	U.S. Treasury Notes, 2.25%, 7/31/21	203,445
200,000	U.S. Treasury Notes, 2.00%, 10/31/21	201,438
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	100,652
150,000	U.S. Treasury Notes, 1.75%, 3/31/22	149,150
300,000	U.S. Treasury Notes, 1.88%, 5/31/22	299,777
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	49,363
150,000	U.S. Treasury Notes, 2.00%, 11/30/22	150,264
100,000	U.S. Treasury Notes, 1.63%, 4/30/23	97,930
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.7%) (continued)
	U.S. TREASURY NOTES & BONDS (4.7%) (continued)
$50,000	U.S. Treasury Notes, 2.75%, 2/15/24	$51,930
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	297,680
200,000	U.S. Treasury Notes, 2.00%, 5/31/24	198,328
250,000	U.S. Treasury Notes, 2.38%, 8/15/24	253,525
120,000	U.S. Treasury Notes, 2.25%, 11/15/24	120,591
250,000	U.S. Treasury Notes, 2.13%, 5/15/25	248,379
200,000	U.S. Treasury Notes, 1.63%, 2/15/26	190,156
50,000	U.S. Treasury Notes, 1.63%, 5/15/26	47,426
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,845,494) (4.7%)		14,862,507
Shares		Value
SHORT-TERM INVESTMENTS (6.5%)
	MONEY MARKET FUNDS (6.5%)
15,632,378	State Street Institutional U.S. Government Money Market Fund, Premier Class	15,632,378
5,267,360	State Street Navigator Securities Lending Government Money Market Portfolio(4)	5,267,360
TOTAL SHORT-TERM INVESTMENTS (Cost $20,899,738) (6.5%)		20,899,738
TOTAL INVESTMENT SECURITIES (101.6%) (Cost $238,817,632)		$323,658,768
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.6%)		(4,955,749)
NET ASSETS (100%)		$318,703,019
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2017, the market value of the securities on loan was $17,077,713.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $17,077,713 were out on loan in exchange for $5,267,360 of cash collateral as of September 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$217,543,499	$—	$—	$217,543,499
Asset-Backed Securities	—	3,143,024	—	3,143,024
Commercial Mortgage-Backed Securities	—	5,251,033	—	5,251,033
Corporate Bonds & Notes*	—	37,526,072	—	37,526,072
Foreign Government Obligations	—	1,319,615	—	1,319,615
Long-Term Municipal Securities*	—	2,463,195	—	2,463,195
U.S. Government Agency Obligations	—	20,650,085	—	20,650,085
U.S. Treasury Obligations	—	14,862,507	—	14,862,507
Short-Term Investments	20,899,738	—	—	20,899,738
Total Investments in Securities	$238,443,237	$85,215,531	$—	$323,658,768
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at September 30, 2017 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$520,714,473	$323,658,768
Receivable for securities sold	3,323,552	598,377
Interest and dividends receivable	322,680	734,838
Receivable for capital shares sold	307,077	194,019
Receivable for securities lending income	21,297	2,669
Prepaid expenses	2,605	8,657
Total Assets	524,691,684	325,197,328
Liabilities:
Payable upon return of securities on loan (Note 1J)	29,472,340	5,267,360
Payable for capital shares redeemed	491,078	71,043
Payable for securities purchased	—	768,127
Accrued expenses:
Advisory fee	295,634	167,479
Service and distribution plan fees	91,245	59,157
Other	167,470	161,143
Total Liabilities	30,517,767	6,494,309
Net Assets	$494,173,917	$318,703,019
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$9,724	$10,051
Additional paid-in capital	284,414,181	220,658,399
Undistributed/(distributions in excess of) net investment income	(1,112,672)	1,043,615
Accumulated net realized gain on investments and foreign currency	15,434,907	12,150,221
Net unrealized appreciation of:
Investments and foreign currency translations	195,427,777	84,840,733
Net Assets	$494,173,917	$318,703,019
Net Asset Value Per Share
Investor Class
Net Assets	$454,267,625	$288,582,335
Shares Outstanding	8,942,924	9,104,878
Net Asset Value, Offering and Redemption Price per Outstanding Share	$50.80	$31.70
Institutional Class
Net Assets	$39,906,292	$30,120,684
Shares Outstanding	781,493	946,536
Net Asset Value, Offering and Redemption Price per Outstanding Share	$51.06	$31.82
* Includes securities on loan of	$103,422,900	$17,077,713
Cost of investments	$325,286,696	$238,817,632
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended September 30, 2017 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $5,967 and $12,621, respectively)	$2,030,355	$1,402,654
Interest	36,353	1,191,548
Securities lending income	79,442	15,542
Total Income	2,146,150	2,609,744
Expenses:
Advisory fees	1,866,399	1,024,145
Service and distribution plan fees	580,985	358,979
Sub-transfer agent fees	118,695	44,969
Auditing and legal fees	110,216	82,000
Transfer agent fees	80,943	65,732
Custody and accounting fees	65,921	70,046
Directors’ fees and expenses	44,745	28,851
Printing and postage	35,774	25,858
Registration and filing fees	30,994	27,179
Insurance fees	10,619	7,090
Compliance and tax service fees	9,919	6,321
Other	2,333	3,429
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	2,957,543	1,744,599
Less: Advisory Fees Waived and Expenses Reimbursed	(12,004)	(13,718)
Less: Sub-Transfer Agent Fees Waived	(3,856)	(20)
Net Expenses	2,941,683	1,730,861
Net Investment Income/(Loss)	(795,533)	878,883
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	12,174,932	3,804,882
Foreign currency translations	—	688
	12,174,932	3,805,570
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	22,710,959	12,460,379
Foreign currency transactions	—	(598)
	22,710,959	12,459,781
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	34,885,891	16,265,351
Net Increase in Net Assets from Operations	$34,090,358	$17,144,234
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2017
and for the Year Ended March 31, 2017

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31, 2017
Operations:
Net investment loss	$(795,533)	$(305,189)
Net realized gain on investments	12,174,932	22,254,987
Change in net unrealized appreciation/(depreciation) on investments	22,710,959	53,369,798
Net increase in net assets from operations	34,090,358	75,319,596
Distributions to Shareholders from:
Net realized gain from investment transactions
Investor Class	—	(22,773,709)
Institutional Class	—	(1,087,237)
	—	(23,860,946)
Share Transactions:
Proceeds from sale of shares
Investor Class	25,418,086	124,057,766
Institutional Class	16,579,070	20,708,579
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	22,505,562
Institutional Class	—	1,071,777
Cost of shares redeemed
Investor Class	(74,623,517)	(124,434,128)
Institutional Class	(2,691,236)	(3,416,352)
Net increase/(decrease) in net assets from capital share transactions	(35,317,597)	40,493,204
Total increase/(decrease) in net assets	(1,227,239)	91,951,854
Net Assets:
Beginning of period	495,401,156	403,449,302
End of period	$494,173,917	$495,401,156
Distributions in excess of net investment income included in net assets, at end of period	$(1,112,672)	$(317,139)
Capital Share Transactions:
Shares sold
Investor Class	522,832	2,742,713
Institutional Class	337,852	462,108
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	487,873
Institutional Class	—	23,164
Shares redeemed
Investor Class	(1,535,205)	(2,813,857)
Institutional Class	(54,894)	(73,991)
Net increase (decrease)	(729,415)	828,010
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2017
and for the Year Ended March 31, 2017

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31, 2017
Operations:
Net investment income	$878,883	$926,990
Net realized gain on investments and foreign currency	3,805,570	12,118,860
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	12,459,781	14,553,750
Net increase in net assets from operations	17,144,234	27,599,600
Distributions to Shareholders from:
Net investment income
Investor Class	—	(765,009)
Institutional Class	—	(26,296)
Net realized gain from investment transactions
Investor Class	—	(6,222,727)
Institutional Class	—	(179,324)
	—	(7,193,356)
Share Transactions:
Proceeds from sale of shares
Investor Class	17,162,215	53,035,286
Institutional Class	20,427,328	3,881,363
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	6,775,433
Institutional Class	—	203,914
Cost of shares redeemed
Investor Class	(41,337,562)	(88,087,172)
Institutional Class	(1,369,489)	(1,016,306)
Net decrease in net assets from capital share transactions	(5,117,508)	(25,207,482)
Total increase/(decrease) in net assets	12,026,726	(4,801,238)
Net Assets:
Beginning of period	306,676,293	311,477,531
End of period	$318,703,019	$306,676,293
Undistributed net investment income included in net assets, at end of period	$1,043,615	$164,732
Capital Share Transactions:
Shares sold
Investor Class	553,316	1,826,566
Institutional Class	676,479	131,740
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	235,340
Institutional Class	—	7,068
Shares redeemed
Investor Class	(1,354,505)	(3,018,876)
Institutional Class	(43,823)	(34,877)
Net decrease	(168,533)	(853,039)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Six Months Ended September 30, 2017 (unaudited)	Years Ended March 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.38	$41.91	$49.50	$47.48	$42.34	$37.27
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)	(0.00)(1)	(0.06)	(0.02)	(0.07)	0.02
Net gains/(losses) on securities (both realized and unrealized)	3.50	7.93	(1.42)	5.05	9.44	6.66
Total from investment operations	3.42	7.93	(1.48)	5.03	9.37	6.68
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.04)
Distributions from net realized gains	—	(2.46)	(6.11)	(3.01)	(4.23)	(1.57)
Total distributions	—	(2.46)	(6.11)	(3.01)	(4.23)	(1.61)
Net asset value, end of period	$50.80	$47.38	$41.91	$49.50	$47.48	$42.34
Total return	7.22%(4)	19.09%	(3.03)%	10.96%	22.21%	18.51%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$454,268	$471,690	$399,788	$364,327	$357,688	$308,754
Ratio of gross expenses to average net assets(2)	1.20%(5)	1.21%	1.25%	1.27%	1.26%	1.28%
Ratio of net expenses to average net assets(3)	1.20%(5)	1.21%	1.25%	1.27%	1.26%	1.28%
Ratio of net investment income/(loss) to average net assets	(0.34)%(5)	(0.08)%	(0.17)%	(0.04)%	(0.16)%	0.06%
Portfolio turnover rate	7%(4)	21%	17%	17%	15%	10%
(1)
Amount is less than $0.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement, and waivers/reimbursements by the Distributor and Adviser. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit agreement, and waivers/reimbursements by the Distributor and Adviser. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Six Months Ended September 30, 2017 (unaudited)	Years Ended March 31, 2017	November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)	(0.00)(2)	0.03
Net gains/(losses) on securities (both realized and unrealized)	3.58	8.05	(1.66)
Total from investment operations	3.50	8.05	(1.63)
Less distributions:
Distributions from net realized gains	—	(2.46)	(6.11)
Net asset value, end of period	$51.06	$47.56	$41.97
Total return	7.36%(5)	19.38%	(3.33)%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$39,906	$23,711	$3,662
Ratio of gross expenses to average net assets(3)	1.05%(6)	1.22%	3.47%(6)
Ratio of net expenses to average net assets(4)	0.95%(6)	0.96%	1.00%(6)
Ratio of net investment income/(loss) to average net assets	(0.07)%(6)	0.23%	0.43%(6)
Portfolio turnover rate	7%(5)	21%	17%(5)
(1)
Commencement of operations.

(2)
Amount is less than $0.01 per share.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Not annualized.

(6)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Six Months Ended September 30, 2017 (unaudited)	Years Ended March 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.01	$28.13	$28.88	$27.21	$24.68	$22.64
Income from investment operations:
Net investment income	0.09	0.09	0.03	0.10	0.08	0.10
Net gains on securities (both realized and unrealized)	1.60	2.47	0.04	2.17	3.17	2.57
Total from investment operations	1.69	2.56	0.07	2.27	3.25	2.67
Less distributions:
Dividends from net investment income	—	(0.07)	(0.05)	(0.10)	(0.06)	(0.10)
Distributions from net realized gains	—	(0.61)	(0.77)	(0.50)	(0.66)	(0.53)
Total distributions	—	(0.68)	(0.82)	(0.60)	(0.72)	(0.63)
Net asset value, end of period	$31.70	$30.01	$28.13	$28.88	$27.21	$24.68
Total return	5.67%(3)	9.18%	0.31%	8.39%	13.22%	12.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$288,582	$297,234	$305,567	$271,045	$237,631	$159,281
Ratio of gross expenses to average net assets(1)	1.12%(4)	1.13%	1.18%	1.19%	1.19%	1.25%
Ratio of net expenses to average net assets(2)	1.12%(4)	1.13%	1.15%	1.09%	1.09%	1.15%
Ratio of net investment income to average net assets	0.53%(4)	0.29%	0.14%	0.37%	0.35%	0.48%
Portfolio turnover rate	6%(3)	17%	19%	24%	29%	40%
(1)
Ratio reflects expenses grossed up for the custody credit arrangement, and waivers/reimbursements by the Distributor and Adviser. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement, and waivers/reimbursements by the Distributor and Adviser. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Not annualized.

(4)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31, 2017	November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.09	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	1.65	2.53	(0.07)
Total from investment operations	1.74	2.63	0.01
Less distributions:
Dividends from net investment income	—	(0.09)	(0.06)
Distributions from net realized gains	—	(0.61)	(0.77)
Total distributions	—	(0.70)	(0.83)
Net asset value, end of period	$31.82	$30.08	$28.15
Total return	5.75%(4)	9.47%	0.08%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$30,121	$9,442	$5,910
Ratio of gross expenses to average net assets(2)	0.97%(5)	1.32%	2.91%(5)
Ratio of net expenses to average net assets(3)	0.87%(5)	0.88%	0.93%(5)
Ratio of net investment income to average net assets	0.81%(5)	0.56%	0.64%(5)
Portfolio turnover rate	6%(4)	17%	19%(4)
(1)
Commencement of operations.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Adviser of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Adviser of certain expenses incurred by the Fund.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	September 30, 2017

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a Pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as instructed. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended September 30, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended September 30, 2017, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

September 30, 2017

The dividends and distributions were as follows:
	Six Months Ended September 30, 2017 (unaudited)	Year Ended March 31, 2017
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$2.4629
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$2.4629
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$0.0748
Distributions per share from net realized gains	$—	$0.6080
Institutional Class:
Dividends per share from net investment income	$—	$0.0892
Distributions per share from net realized gains	$—	$0.6080
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$19,924	$11,070	$30,994
Transfer agent fees	65,994	14,949	80,943
Sub-transfer agent fees	115,067	3,628	118,695
Other	1,919	414	2,333

Notes to Financial Statements (continued)

	Investor Class	Institutional Class	Total
Value Line Small Asset Allocation Fund, Inc.
Registration and filing fees	$15,806	$11,373	$27,179
Transfer agent fees	52,792	12,940	65,732
Sub-transfer agent fees	44,949	20	44,969
Other	2,874	555	3,429
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to

September 30, 2017

the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2017, the Funds were not invested in joint repurchase agreements.
As of September 30, 2017, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$103,422,900	$105,162,578	$105,638,956
Value Line Asset Allocation Fund, Inc.	17,077,713	17,287,320	17,443,950
*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $29,472,340 and $5,267,360, respectively, which was subsequently invested in the State Street Navigator Securities Lending Prime Portfolio as reported in the Portfolio of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $75,690,238 and $12,019,960, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities as of September 30, 2017.
	Remaining Contractual Maturity of the Agreements As of September 30, 2017
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$29,472,340	$—	$—	$—	$29,472,340
Total Borrowings	$29,472,340	$—	$—	$—	$29,472,340
Gross amount of recognized liabilities for securities lending transactions					$29,472,340
	Remaining Contractual Maturity of the Agreements As of September 30, 2017
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,103,028	$—	$—	$—	$4,103,028
Corporate Bonds	1,164,332	—	—	—	1,164,332
Total Borrowings	$5,267,360	$—	$—	$—	$5,267,360
Gross amount of recognized liabilities for securities lending transactions					$5,267,360
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Notes to Financial Statements (continued)

2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$30,871,907	$46,975,787	$—	$—
Value Line Asset Allocation Fund, Inc.	8,828,423	14,785,483	9,960,378	2,179,602
4.   Income Taxes
At September 30, 2017, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$325,286,696	$199,478,626	$4,050,849	$195,427,777
Value Line Asset Allocation Fund, Inc.	238,817,632	85,963,069	1,122,336	84,840,733
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. advisory fees were computed at an annual rate of 0.75% and 0.65%, respectively, of the Fund’s daily net assets during the period, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended September 30, 2017, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,866,399
Value Line Asset Allocation Fund, Inc.	1,024,145

September 30, 2017

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended September 30, 2017, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$580,985
Value Line Asset Allocation Fund, Inc.	358,979
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended September 30, 2017, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Small Cap Opportunities Fund, Inc.	$118,695	$3,856
Value Line Asset Allocation Fund, Inc.	44,969	20
The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2019 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to waive all or a portion of its management fee and reimburse the Funds to the Expense Limitation. As of September 30, 2017, fees contractually reimbursed amounted to $12,004 and $13,718 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. As of September 30, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser/ Distributor
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2019	$15,171
Value Line Asset Allocation Fund, Inc.	March 31, 2019	13,745
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2020	28,619
Value Line Asset Allocation Fund, Inc.	March 31, 2020	34,466

Notes to Financial Statements (continued)

Fund	Expiration	Fees Waived and Reimbursed by the Adviser/ Distributor
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2021	12,004
Value Line Asset Allocation Fund, Inc.	March 31, 2021	13,718
During the six months ended September 30, 2017, the Funds did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 through September 30, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/17	Ending account value 9/30/17	Expenses paid during the period 4/1/17 thru 9/30/17*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc – Investor Class	$1,000.00	$1,072.20	$6.23	1.20%
Value Line Small Cap Opportunities Fund, Inc – Institutional Class	1,000.00	1,073.60	4.94	0.95
Value Line Asset Allocation Fund, Inc – Investor class	1,000.00	1,056.70	5.77	1.12
Value Line Asset Allocation Fund, Inc – Institutional class	1,000.00	1,057.50	4.49	0.87
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc – Investor Class	1,000.00	1,019.05	6.07	1.20
Value Line Small Cap Opportunities Fund, Inc – Institutional Class	1,000.00	1,020.31	4.81	0.95
Value Line Asset Allocation Fund, Inc – Investor class	1,000.00	1,019.45	5.67	1.12
Value Line Asset Allocation Fund, Inc – Institutional class	1,000.00	1,020.71	4.41	0.87
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING
CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR
VALUE LINE ASSET ALLOCATION FUND, INC. AND
VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Asset Allocation Fund, Inc. within its Allocation – 50% to 70% Equity category and Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category. In the prior year, Morningstar classified Value Line Asset Allocation Fund, Inc. within its Moderate Allocation category, and it explained the rationale for its re-classification.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Asset Allocation Fund, Inc. consisting of 10 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 13 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2017 and discussed with the Adviser the reasons for the underperformance. The Board further noted that the Fund outperformed the Peer Group and Category medians but not the benchmark index for the three-year, five-year and ten-year periods ended March 31, 2017.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2017. The Board further noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year, five-year and ten-year periods ended March 31, 2017. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing administrative services for the Funds as part of its fee under the Agreements. The Board was informed that the advisory fee rates for certain funds in the Peer Group and Category do not include the adviser’s provision or bearing the costs of administrative services and, if it did, the Fund’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was the same as that of the Peer Group median, but slightly greater than that of Category median. The Board further noted that, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, for the most recent fiscal year for which audited financial data is available, the Fund’s fee rate under the Agreement was less than the combined advisory and administrative median fee rates of the Peer Group and Category.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rates of the Peer Group and Category medians. The Board further noted that, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, for the most recent fiscal year for which audited financial data is available, the Fund’s fee rate under the Agreement was also even less than the combined advisory and administrative median fee rates of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. The Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. However, the Board noted that, with respect to each Fund, the Distributor and Adviser agreed to extend the contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period March 17, 2016 through July 31, 2018 pursuant to an Expense Limitation Agreement. Each Fund’s Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Fund’s Institutional Class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent

Semi-Annual Report  (continued)

that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) falls below that of the Investor Class. A Fund’s Expense Limitation Agreement can be terminated or modified before July 31, 2018 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was the same as that of the Peer Group median before, but slightly greater than that of the Peer Group median after, giving effect to fee waivers applicable to certain funds in the Peer Group. The Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Category median both before and after giving effect to fee waivers applicable to certain funds in the Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Income and Growth Fund seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Income and Growth Fund.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11 Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Not applicable

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Mitchell E. Appel

Mitchell E. Appel, President

Date: December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mitchell E. Appel

Mitchell E. Appel, President, Principal Executive Officer

By: /s/ Emily D. Washington

Emily D. Washington, Treasurer, Principal Financial Officer

Date: December 6, 2017